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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        DATE OF REPORT: DECEMBER 22, 2004
               DATE OF EARLIEST EVENT REPORTED: DECEMBER 17, 2004


                           FAR EAST ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


         0-32455                                         88-0459590
         -------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)


            400 N. SAM HOUSTON EAST, SUITE 205, HOUSTON, TEXAS 77060
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (832) 598-0470
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 17, 2004, we entered into a second amendment to the farmout agreements with Phillips China Inc. for each of the Qinnan block and Shouyang block production sharing contracts in the Shanxi Province in China. The amendments to these agreements include the following:

         o Provide for an extension of time to complete phase one to January 31, 2005 and phase two to December 31, 2005;

         o Modify the work program in phase two to consist of drilling two horizontal wells, employing our best commercial effort to drill each well to 4,000 meters of horizontal drilling in coal seam with a minimum requirement of 2,000 meters drilled in coal seam for each well, and in phase three to consist of drilling one horizontal well, attempting to drill to 4,000 meters of horizontal drilling in coal seam. Our total work commitment for phase two and phase three, if we elect to extend into those phases, consists of a combined total of 12,000 meters of horizontal drilling in coal seam for the three wells combined; and

         o Amend the performance guarantee requirement in phase two, if we elect to continue into phase two, to provide that the $1,000,000 escrow account shall continue to be held until December 31, 2005. In the event that we have not completed the drilling of the first horizontal well under phase two by June 30, 2005, we will be required to increase the escrow account to $2,600,000. In the event that we do extend into the second phase of the exploration period, notwithstanding the requirement to increase the amount of the escrow account to $2,600,000 on June 30, 2005, subject to certain events described above, we shall have the right, each time subject to the prior written consent of Phillips China, Inc., to drawdown amounts required to fund operations in the second phase after June 30, 2005. Each such drawdown shall not exceed $250,000.

         The above discussion of the second amendments is a summary description of certain terms and conditions of those agreements and is qualified in its entirety by the terms and conditions of those agreements. For complete descriptions of the rights and obligations summarized in this report, reference must be made to the second amendments attached hereto as Exhibits 10.01 and
10.02 and incorporated by reference hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         Exhibit
         Number            Description
         -------           -----------
          10.01 Qinnan PSC - Second Amendment to Farmout Agreement between Phillips China, Inc. and Far East Energy Corporation, dated December 17, 2004.

          10.02 Shouyang PSC - Second Amendment to Farmout Agreement between Phillips China, Inc. and Far East Energy Corporation, dated December 17, 2004.


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 22, 2004.

                                            FAR EAST ENERGY CORPORATION


                                            By: /s/ Bruce N. Huff
                                               ---------------------------------
                                                    Bruce N. Huff
                                                    Chief Financial Officer


                                       2
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                                INDEX TO EXHIBIT

       Exhibit
       Number            Description
       -------           -----------
        10.01 Qinnan PSC - Second Amendment to Farmout Agreement between Phillips China, Inc. and Far East Energy Corporation, dated December 17, 2004.

        10.02 Shouyang PSC - Second Amendment to Farmout Agreement between Phillips China, Inc. and Far East Energy Corporation, dated December 17, 2004.